UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 5, 2020

Commission File Number: 00115757

ImageWare Systems, Inc.
(Exact name of registrant as specified in its charter.)

Delaware (State or other jurisdiction of incorporation or organization)	330224167 (IRS Employer Identification No.)

13500 Evening Creek Drive N , Suite 550,
San Diego, California 92128
(Address of principal executive offices)

858-673-8600
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
None	IWSY	N/A

Item 5.07       Submission of Matters to a Vote of Security Holders.

On or about March 25, 2020, ImageWare Systems, Inc. (the "Company") began soliciting written consents (“Written Consents”) from its stockholders of record as of March 25, 2020 (the “Record Date”) in lieu of a special meeting pursuant to the Consent Solicitation Statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2020 (the "Consent Solicitation Statement"), to approve stockholder resolutions to authorize the matters set forth below. The results of such voting as of June 5, 2020 (the “Expiration Date”) follows:

Proposal 1 – Approval to Amend the Company’s Charter to Increase Authorized Common and Preferred Stock

	For	Against	Abstained
Votes	103,788,091	526,782	75,380

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast by the Expiration Date. Accordingly, the Company’s stockholders approved via Written Consent, an amendment to the Company’s Certificate of Incorporation, as amended (the “Charter”), to increase the number of shares of the Company’s Common Stock and the number of shares of the Company’s Preferred Stock, authorized thereunder from an aggregate total of 179 million to 350 million, consisting of 345 million shares of Common Stock and 5.0 million shares of Preferred Stock (the “Charter Amendment”).

Proposal 2 – Adoption of the 2020 Omnibus Stock Incentive Plan

	For	Against	Abstained
Votes	103,189,315	5,136,970	758,968

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, the Company’s stockholders voted in favor of the adoption of the 2020 Omnibus Stock Incentive Plan included in the Company’s Consent Solicitation Statement.

Stockholder approval of the Proposals were effective upon receipt by the Company of affirmative Written Consents, not previously revoked, representing at least 83,099,186 votes, or a majority of votes that may be cast by our issued and outstanding voting securities as of the Record Date which was approximately 123,571,472 shares of Common Stock issued and outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2020	ImageWare Systems, Inc.

By: /s/ Jonathan D. Morris Name: Jonathan D. Morris Title: Chief Financial Officer